WEDGESTONE FINANCIAL

                             1995 STOCK OPTION PLAN


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                                TABLE OF CONTENTS

                                                                            Page
SECTION  1.         General Purpose of Plan;
                    Definitions..............................................1

SECTION  2.         Administration...........................................2

SECTION  3.         Stock Subject to Plan....................................3

SECTION  4.         Eligibility..............................................3

SECTION  5.         Stock Options............................................3

SECTION  6.         Amendments and Termination...............................7

SECTION  7.         Unfunded Status of Plan..................................7

SECTION  8.         General Provisions.......................................7

SECTION  9.         Effective Date of Plan...................................8

SECTION 10.         Long-Term Capital Gains..................................8



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                              WEDGESTONE FINANCIAL

                             1995 STOCK OPTION PLAN

SECTION 1.        General Purpose of Plan; Definitions.

              The name of this plan is the Wedgestone Financial 1995 Stock Option Plan (the "Plan"). The purpose of the Plan is to enable Wedgestone Financial (the "Company") to retain and attract employees and other significant non-employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

              For purposes of the Plan, the following terms shall be defined as set forth below:

       a.     "Board" means the Board of Directors of the Company.

       b. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Company.

       c.     "Code" means the Internal Revenue Code of 1986, as amended.

       d. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

       e. "Company" means Wedgestone Financial, a business trust organized under the laws of the State of Massachusetts.

       f. "Disability" means permanent and total disability under standards established by the Committee.

       g. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d) (3) as promulgated by the Securities and Exchange
              Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

       h. "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company.

       i. "Fair Market Value" means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations under Section 422 of the Code with respect to "incentive stock portions."

       j. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of
              Section 422 of the Code.

       k. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."


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       i.     "Normal  Retirement"  means retirement from active employment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

       m.     "Retirement" means Normal Retirement or Early Retirement.

       n.     "Stock" means the Common Stock of the Company.

       o. "Stock Option" means any option to purchase shares of stock granted pursuant to Section 5 below.

SECTION 2.          Administration.

              The Plan shall be administered by the Board of Directors or by a Committee of not less than three Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

              The Committee shall, to the extent delegated by the Board, have the power and authority to grant Stock Options, to eligible employees and non-employees, pursuant to the terms of the Plan.

              In particular, the Committee shall have the authority:

       (a) to select the officers, key employees of the Company and key non-employees to whom Stock Options from time to time may be granted hereunder;

       (b) to determine whether and to what extent Incentive Stock Options or Non-Qualified Stock Options or a combination of the two, are to be granted hereunder;

       (c) to determine the number of shares to be covered by each such award granted hereunder;

       (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option and/or the shares of Stock relating thereto);

       (e) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

              The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

              All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.          Stock Subject to Plan.


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              The total  number of shares of Stock  reserved and  available  for distribution under the Plan shall be 1,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares.

              If any shares that have been optioned cease to be subject to Options, such shares shall again be available for distribution in connection with future awards under the Plan.

              In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, and in the number and option price of shares subject to outstanding options granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.          Eligibility.

              Officers, other key employees of the Company and other significant non-employees who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted Stock Options under the Plan. The optionees under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5.          Stock Options.

              Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

              The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) NonQualified Stock Options. No Incentive Stock Options shall be granted under the Plan ten (10) years from the date the Plan is adopted by the Board of Directors.

              The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

              Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

              Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

       (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the option price per share of Stock purchasable

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              under an  Incentive  Stock  Option  be less  than 100% of the Fair
              Market Value of the Stock on the date of the grant of the option. In no event shall the option price per share of a Non-Qualified Stock Option be less than 85% of the Fair Market Value of the Stock on the date of the grant of the option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425 (d) or the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted. The Fair Market Value of the shares of Stock of the Company means the average of the closing prices of the sales of the Stock on any securities exchange on which the stock may at the time be listed, or the average of the representative bid and asked prices quoted in the NASDAQ Small-Cap Market. If at any time the Stock is not listed on a Securities Exchange or quoted on the NASDAQ Small-Cap Market, the Fair Market Value of the Stock shall be determined by the Committee.

       (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

       (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Company, but not to exceed sixty (60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 51% or more of the outstanding Stock of the Company.

       (d)    Methods  of  Exercise.   Subject  to  any   installment   exercise
              provisions to which they are subject, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If the terms of an option so permit, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value

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              equal to the aggregate  option  exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. Unless provided otherwise in the Stock Option Agreement, an optionee shall generally have the right to dividends and other rights of a shareholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 8(a).

       (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

       (f) Termination by Death. If an optionee's employment by the Company terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

       (g) Termination by Reason of Disability. If an optionee's employment by the Company terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine), but may not be exercised after three years (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment by reason of Disability or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

       (h) Termination by Reason of Retirement. If an optionee's employment by the Company terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine), but may not be exercised after three years (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code the option will thereafter be treated as a Non-Qualified Stock Option.

       (i) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that the option may be exercised to the extent it was exercisable at such termination for the lesser of three months or the balance of the option's term if the optionee is involuntarily terminated without Cause by the Company.

       (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the common Stock with respect to which an


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              Incentive  Stock  Option  under this Plan or any other plan of the
              Company is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

       (k) No Equity Interest. An optionee shall have no equity interest in the Company or any voting, dividend, liquidation, or dissolution rights with respect to any Stock of the Company solely by reason of having a Stock Option. Furthermore, prior to the exercise of an optionee's Stock Option, that optionee shall have no interest in, or any voting, dividend, liquidation or dissolution rights with respect to, the Common Stock relating to that Stock Option.

SECTION 6.          Amendments and Termination.

              The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which impairs the rights of an optionee or participant under a Stock Option granted, without the optionee's consent, or (ii) which without the approval of the stockholders of the Company would cause the Plan to no longer comply with Section 422 of the Code or any other regulatory requirements.

              The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

SECTION 7.          Unfunded Status of Plan.

              The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 8.          General Provisions.

       (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

              All certificates for shares of Stock delivered under the Plan pursuant to any Stock Option shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

       (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not

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              confer upon any  employee  of the  Company any right to  continued
              employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

       (c) Each participant shall, no later than the date as of which any part of the value of an award first becomes includable as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or
              (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 8(c). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

SECTION 9.          Effective Date of Plan.

              The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the Stock present and entitled to vote (whether in person or by proxy) at a meeting of the Company's shareholders.

SECTION 10.         Long-Term Capital Gains.

              Incentive Stock Options granted pursuant to this Plan are intended to qualify for long-term capital gains treatment available, under the provisions of Sections 421(a) and 422 of the Code. As of January 1, 1994, eligibility for such tax treatment required that no disposition of shares of Stock be made by the optionee (i) within two (2) years from the date the Incentive Stock Option is granted, or (ii) within one (1) year of the date the Stock underlying the Incentive Stock Option is transferred to him.

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